UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2009
CNB FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

West Virginia	0-30665	55-0773918

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
101 S, WASHINGTON STREET
BERKELEY SPRINGS, WV 25411
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (304) 258-1520
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure
On April 1, 2009, CNB Financial Services, Inc. held its annual shareholders meeting. At the meeting, Thomas F. Rokisky, President/CEO of CNB Financial Services, Inc. presented to the shareholders in his annual address estimates related to 2009 first quarter balance sheet figures and different expense items which may impact net income for 2009. The attached presentation was presented to the shareholders in conjunction with Mr. Rokisky’s annual address.
FORWARD LOOKING STATEMENTS
This Form 8-K contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such information involves risks and uncertainties that could result in the Company’s actual results differing from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, (1) the Company may incur additional loan loss provision due to negative credit quality trends in the future that may lead to a deterioration of asset quality; (2) the Company may incur increased charge-offs in the future; (3) the Company may experience increases in the default rates or decreased prepayments on previously securitized loans that would result in impairment losses or lower the yield on such loans; (4) the Company could have adverse legal actions of a material nature; (5) the Company may face competitive loss of customers; (6) the Company may be unable to manage its expense levels; (7) the Company may have difficulty in retaining key employees; (8) changes in the interest rate environment may have results on the Company’s operations materially different from those anticipated by the Company’s market risk management functions; (9) changes in general economic conditions and increased competition could adversely affect the Company’s operating results; (10) changes in other regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact the Company’s operating results; (11) the Company may experience difficulties growing loan and deposit balances; and (12) the current economic environment poses significant challenges for us and could adversely affect our financial conditions and results of operations. Forward-looking statements made herein reflect management’s expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
          99.1       Annual Meeting Presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB FINANCIAL SERVICES, INC.
By:	/s/ Thomas F. Rokisky
Thomas F. Rokisky
President/CEO

Date: April 1, 2009